                                                                     EXHIBIT 4.1

                                      IMA

NUMBER                                                               SHARES

IM

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                                 COMMON STOCK

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF CONNECTICUT                                 CERTAIN DEFINITIONS
                                                           CUSIP 456923 10 1


THIS CERTIFIES THAT










is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

==================INFORMATION MANAGEMENT ASSOCIATES, INC.=======================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
   This Ceritificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

    /s/ Albert R. Subbloie                        /s/ Gary R. Martino
    --------------------------                    --------------------------
          President                                      Treasurer

      [SEAL OF INFORMATION MANAGEMENT ASSOCIATES, INC. 1990 APPEARS HERE]

COUNTERSIGNED AND REGISTERED
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK, NEW YORK)
                              TRANSFER AGENT AND REGISTRAR

                                          AUTHORIZED SIGNATURE

     The Corporation will furnish to any shareholder, upon written request and without charge, a full statement of the designations, relative rights, preferences and limitations of each class of shares or series within a class of shares that the Corporation is authorized to issue.

     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- .............Custodian ....................
   TEN ENT -- as tenants by the entireties                                       (Cust)                      (Minor)
   JT TEN  -- as joint tenants with right of                                  under Uniform Gifts to Minors
              survivorship and not as tenants                                 Act ........................................
              in common                                                                           (State)
                                                          UNIF TRF MIN ACT  -- ............ Custodian (until age...........)
                                                                                 (Cust)
                                                                               .................... under Uniform Transfers
                                                                                 (Minor)
                                                                               to Minors Act ..............................
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------



                                       X
                                           -------------------------------------
                                       X
                                           -------------------------------------
                                           THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                  NOTICE:  WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By
  -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.